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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: OCTOBER 3, 2005

                            ORMAT TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                          Commission File No. 001-32347

                  Delaware                                    No. 88-0326081
          (State of Incorporation)                           (I.R.S. Employer
                                                            Identification No.)

       980 Greg Street, Sparks, Nevada                           89431
  (Address of principal executive offices)                     (Zip code)

                                 Not Applicable

          (Former name or former address, if changed since last report)

       Registrant's telephone number, including area code: (775) 356-9029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

Signatures
Exhibit Index
Exhibit 99.1
Ex-99.1         Press Release

                                      -2-

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     (b) On September 30, 2005, Edward Muller informed the Company of his resignation from the Board of Directors to assume the position of Chairman of the Board, President and CEO of Mirant Corporation.

A copy of the Registrant's press release in connection with the above, dated
October 3, 2005, is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C) EXHIBITS

     The following exhibits are furnished as part of this report on Form 8-K:

     99.1   Press release of the Registrant dated October 3, 2005.

SAFE HARBOR STATEMENT

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are "forward-looking statements" as defined in the Private
Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company's plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see "Risk Factors" as described in the Company's
Annual Report on Form 10-K/A for the fiscal year ending December 31, 2004, filed with the Securities and Exchange Commission on April 12, 2005.

These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ORMAT TECHNOLOGIES, INC.
                                                  (Registrant)

                                            By   /s/ Yehudit Bronicki
                                                 Yehudit Bronicki
                                                 Chief Executive Officer

Date:  October 3, 2005

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                                  EXHIBIT INDEX

  Exhibit
  Number                           Description
  ------                           -----------

   99.1         Press Release of Registrant dated October 3, 2005